UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Earliest Event Reported: January 26, 2011


                           RANCHER ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

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               Nevada                                   000-51425                               98-0422451
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  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)
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                 999 18th Street, Suite 34000, Denver, CO 80202
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               (Address of Principal Executive Offices) (Zip Code)


                                 (303) 629-1125
                             ----------------------
               Registrant's telephone number, including area code


              ---------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.03 - Bankruptcy or Receivership

Approval of Debtor-In-Possession Financing

On October 28, 2009, Rancher Energy Corporation ("the Company") filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Colorado (the "Court") (Case number 09-32943) The Company has operated its business as "debtor-in-possession" under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code.

On January 26, 2011, the Court granted the Company's Motion to Approve Debtor-In-Possession Secured Financing From Linc Energy Petroleum, Inc. ("Linc Energy.") On January 28, 2011, the financing with Linc Energy was closed and distributed to the Company.

The Debtor-In-Possession Financing provides for the following:

     - Authorizing the Company to borrow up to a maximum of $14,700,000 from Linc Energy, for the limited purposes of: (a) paying the GasRock Capital, LLC debt ("GasRock Debt") in the amount of $13,653,698, in full; (b) holding the Carve-Out Amount ($100,000 to be used to pay actual administrative expenses) in the Carve-Out Account until the close of the Sale; (c) paying pre-petition ad valorem taxes with respect to Real Property located in Wyoming; (d) funding the Escrow Amount into an interest bearing account to be maintained and disbursed pursuant to the terms and conditions of the Escrow Agreement; and (e) other purposes with the prior written consent of Lender, in its sole and absolute discretion.

     - In exchange for such funds, the Company will grant to Linc valid and perfected first priority security interests in and liens on all of Rancher's assets ("the Collateral"), which Collateral includes but is not limited to (a) Rancher's interests in oil and gas producing properties; (b) accounts receivable; (c) equipment; (d) general intangibles; (e) accounts; (f) deposit accounts; and (g) all other real and personal property of Rancher, except for the Carve-Out Amount.

Terms of the Debtor-In-Possession Financing provides for an interest rate equal to the current base rate on a per annum basis. The Debtor-In-Possession Financing has a maturity date of 120 days from the approval of the Court.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.                            Description

            10.1 Amended and Restated Senior Secured, Super-Priority, Debtor-In-Possession Credit Agreement,
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*Filed herewith




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                     RANCHER ENERGY CORPORATION


                                     By: /s/ Jon Nicolaysen
                                         -----------------------------------
                                         Jon Nicolaysen, Chief Executive Officer


                                     Date: January 31, 2011




















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